UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 29, 2008

General Cable Corporation
__________________________________________
(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (859) 572-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2008, the registrant issued a press release, a copy of which is furnished as Exhibit 99 hereto and is incorporated herein by reference.

The press release contains adjustments to earnings per share calculated in accordance with generally accepted accounting principles (“GAAP”) in the United States.  Adjusted earnings per share is a “non-GAAP financial measure” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.  Registrant’s management believes that investors’ understanding of the registrant’s performance is enhanced by disclosing this non-GAAP financial measure as a reasonable basis for comparison of the registrant’s ongoing results of operations.  Non-GAAP measures should not be considered a substitute for GAAP-basis measures and results.  Our non-GAAP measures may not be comparable to non-GAAP measures of other companies.

Item 9.01               Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

(d)   The Exhibit furnished in this report is listed in the Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

July 29, 2008	By:	/s/ Robert J. Siverd
Robert J. Siverd
Executive Vice President, General Counsel
and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing

99	Press Release	Furnished Herewith